SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS GNMA Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Hyun Lee, CFA, Director and Senior Portfolio Manager Fixed Income. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2023.
James Kole, CFA, Vice President and Portfolio Manager. Co-Lead Portfolio Manager of the fund. Began managing the fund in 2024.
Thomas J. Sweeney, CFA, Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Bob Mogalapu, CFA, Vice President and Portfolio Manager. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
November 27, 2024
PROSTKR24-97